U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

         Date of Report (date of earliest event reported June 12, 2002)

                                     0-30583
                            ------------------------
                            (Commission File Number)

                           THAON COMMUNICATIONS, INC.
                           --------------------------
        (Exact Name of small business issuer as Specified in its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

  0-30583                                                             87-0622329
  ------------------------                  ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)

                  51 Zaca Lane, Suite 120, Suite 120, Ca. 93401
 -------------------------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (805) 547-3900
                 -----------------------------------------------
                 Issuer's Telephone Number, Including Area Code

        1529 West Olympic Boulevard, First Floor, Los Angeles, Ca. 90015
 -------------------------------------------------------------------------------
           (former Name or Former Address, Changed Since Last Report)

Item 5.           Other Events.

    Effective May 31, 2002, Robert McNeill resigned as a director of Registrant.


    Effective  June 11, 2002,  Jeanene  Morgan was  appointed   Chief  Financial
Officer of Registrant.

Ms. Morgan has over 25 years of financial management and accounting experience and has served as an accountant, controller or financial manager for companies in a variety of different industries including Lion Coffee, Simmons Company and Precision Printing & Packaging. Her various experiences include responsibility for strategic planning, budget preparation, creation and filing of financial reports and day-to-day cash management. Prior to joining Thaon Communications, Inc., Ms. Morgan operated a consulting company serving clients such as Anheuser-Busch, Ericsson, and Toshiba. Ms. Morgan holds an MBA from the University of Dallas and a BS in Business Administration from Hawaii Pacific University.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Thaon Communications, Inc.


Dated:  June 12, 2002               By: /s/ Adam Anthony
                                            -------------------------
                                            Adam Anthony
                                            CEO